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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 6, 2006

                            New Frontier Media, Inc.
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             (Exact name of registrant as specified in its charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

        0-23697                                          84-1084061
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 (Commission File Number)                   (IRS Employer Identification Number)

           7007 Winchester Circle, Suite 200, Boulder, Colorado 80301
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                    (Address of Principal Executive Offices)

                                 (303) 444-0900
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              (Registrant's Telephone Number, Including Area Code)

                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

On June 6, 2006, New Frontier Media, Inc., a Colorado corporation (the "Registrant") issued the attached press release that included financial information for its fourth quarter of fiscal 2006. A copy of the press release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the press release is being furnished to the Commission and shall not be deemed incorporated by reference into any of the Company's registration statements or other filings with the Commission.

The press release presents EBITDA and Adjusted EBITDA - -non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that exclude amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, the Registrant has provided a reconciliation within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

EBITDA and Adjusted EBITDA measure the amount of income generated each period by the Registrant that could be used to service debt, pay taxes and fund capital expenditures. It is important to note, however, that EBITDA and Adjusted EBITDA do not represent cash provided or used by operating activities. EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

EBITDA and Adjusted EBITDA are presented in the press release because the Registrant's management uses this information in evaluating the operating efficiency and overall financial performance of its business. The Registrant's management also believes that this information provides the users of the Registrant's financial statements a valuable insight into its operating results.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1   Press release issued by New Frontier Media, Inc. dated
               June 6, 2006

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        NEW FRONTIER MEDIA, INC.
                                                        (Registrant)


Dated:  June 6, 2006                                    By: /s/ Michael Weiner
                                                            --------------------
                                                            Michael Weiner, CEO

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                                  EXHIBIT INDEX

Exhibit No.    Exhibits.
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  99.1         Press Release issued by New Frontier Media, Inc. dated
               June 6, 2006